Subsequent Events	12 Months Ended
Dec. 31, 2018
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 15 – SUBSEQUENT EVENTS

In January to March 2019, the Company repaid approximately $5.2 million short term bank loans and $1.8 million notes payable that become due. The Company also borrowed approximately $7.4 million short term bank loans as well as approximately $2.0 million notes payable from various banks in China. All the loans and notes payable are guaranteed by its shareholders, related parties and third parties.

In December 2018, the Company  announced its plan to set up a manufacturing factory (the “Mexico Factory”) in Monterrey, Mexico. In December 2018, the Company signed a building lease with Interpuerto Industrial Park in Monterrey, Mexico and a service agreement with a local shelter service company to help with administrative, accounting, compliance, import/export, human resources, etc., at the Mexico Factory. Factory remodeling is expected to start in April 2019, followed by equipment installation and testing and worker recruitment in May. We expect that the first phase of the Mexico Factory will have an annual design capacity of 10,000 tons and will be primarily used for producing paper straws and plastic straws and paper cups serving the U.S. market. The Company expects to launch commercial production at the Mexico Factory around July 2019.